                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MERIT HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           MERIT HOLDING CORPORATION
                               5100 LAVISTA ROAD
                           TUCKER, GEORGIA 30085-0049

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1997


         The Annual Meeting of Shareholders of Merit Holding Corporation (the "Company") will be held on Thursday, May 8, 1997 at 10:00 a.m. at The Ashford Club, 10th Floor, 400 Perimeter Center Terrace, N.E., Atlanta, Georgia 30346, for the following purposes:

         (1) To elect five (5) directors to serve for a term of one year and until their successors are elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 20, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                      By Order of the Board of Directors



                                      J. Randall Carroll
                                      Chairman of the Board and Chief
                                      Executive Officer

Tucker, Georgia
April 3, 1997

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                           MERIT HOLDING CORPORATION
                               5100 LAVISTA ROAD
                           TUCKER, GEORGIA 30085-0049

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 1997

                           __________________________


                                PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Merit Holding Corporation (the "Company") for the Annual Meeting of Shareholders to be held on Thursday, May 8, 1997, at 10:00 a.m. at the Ashford Club, 10th Floor, 400 Perimeter Center Terrace, N.E., Atlanta, Georgia 30346, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 3, 1997. The address of the principal executive offices of the Company is 5100 LaVista Road, Tucker, Georgia 30085.

         Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR the election of the nominees for director named herein and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates.

         Only shareholders of record at the close of business on March 20, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of March 20, 1997, the Company had outstanding 3,713,233 shares of common stock, par value $2.50 per share. Each share of common stock issued and outstanding on such record date is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information as of March 20, 1997 with respect to the beneficial ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director of the Company, (iii) each of the individuals named in the Summary Compensation table on page 7, and (iv) all directors and executive officers of the Company as a group:

                          Name of                               Shares of Common Stock        Percent
                     Beneficial Owner                           Beneficially Owned(1)        of Total
                     ----------------                           ---------------------        --------
                    Lloyd M. Smith(2)                                 360,000                   9.2%

                    J.A. Williams(3)                                  320,000                   8.3

                    J. Randall Carroll(4)                             135,020                   3.5

                    Michael J. Coles(5)                               197,016                   5.3

                    Ronald H. Francis(6)                               49,560                   1.3

                    Patrick H. Hickok(7)                               86,560                   2.3

                    William L. Kane(8)                                 32,920                   *

                    Ronald E. King(9)                                   1,000                   *

                    Walter J. McCloud,II(10)                           83,980                   2.2

                    Frances S. Sutton (11)                             28,655                   *

                    Directors and Executive Officers                  552,136                  13.9%
                           as a Group (5 persons)(12)
-----------------------

*Less than 1%.

(1) Unless otherwise indicated, the named individual or entity has sole voting and investment power with respect to all shares. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 3,713,233 shares outstanding, except for certain parties who hold presently exercisable warrants or options to purchase shares. The percentages for those parties who hold presently exercisable warrants or options are based upon the sum of 3,713,233 shares plus the number of shares subject to presently exercisable warrants or options held by them, as indicated in the following notes.

(2) Includes 180,000 shares subject to presently exercisable stock purchase warrants granted in connection with the initial stock offering of Mountain National Bank ("Mountain") one of the Company's banking subsidiaries. All shares are owned by Mr. Smith as joint tenant with his wife. Mr. Smith's business address is 3010 Edmonton Green Court, Alpharetta, Georgia 30202.

(3) Includes 160,000 shares subject to presently exercisable stock purchase warrants granted in connection with Mountain's initial stock offering. Mr. Williams' business address is 3350 Cumberland Circle, Suite 2200, Atlanta, Georgia 30339.

(4) Includes 30,000 shares subject to presently exercisable stock purchase warrants granted in connection with Mountain's initial stock offering, 85,000 shares subject to presently exercisable stock options granted in connection with Mr. Carroll's employment agreement and 15,000 shares subject to presently exercisable options granted to Mr. Carroll by the Board of Directors.

(5) Includes 6,035 shares owned by Mr. Coles' wife with respect to which Mr. Coles disclaims beneficial ownership. Mr. Coles' business address is 4685 Frederick Drive, Atlanta, Georgia 30336.

(6) Includes 38,895 shares subject to presently exercisable stock options, 1,239 shares owned jointly with Mr. Francis' wife. Also includes 201 shares held by Mr. Francis' daughter and 100 shares held by Mr. Francis' wife with respect to which Mr. Francis disclaims beneficial ownership.

(7) Includes 43,380 shares subject to presently exercisable stock purchase warrants granted in connection with Mountain's initial stock offering and 11,500 shares held by the Hickok Irrevocable Trust, with respect to which Mr. Hickok serves as Trustee, and 600 shares held by Mr. Hickok's wife, with respect to which Mr. Hickok disclaims beneficial ownership.

(8) Includes 1,000 shares subject to presently exercisable stock purchase warrants granted in connection with Mountain's initial stock offering, 25,700 shares subject to presently exercisable stock options, 6,000 shares owned jointly by Mr. Kane and his wife and 200 shares owned by Mr. Kane as custodian for his two minor children.

(9)     Shares subject to presently exercisable stock options.

(10) Includes 35,000 shares subject to presently exercisable stock purchase warrants in Mr. McCloud's name and 10,000 shares subject to presently exercisable stock purchase warrants held jointly with his wife, all of which were granted in connection with Mountain's initial stock offering, and 2,000 shares owned jointly by Mr. McCloud and his daughter. Also includes 1,500 shares owned by Mr. McCloud's wife and 5,300 shares owned jointly by Mr. McCloud's wife and her mother, with respect to which Mr. McCloud disclaims beneficial ownership.

(11) Includes 27,851 shares subject to presently exercisable stock options, 603 shares owned jointly by Mrs. Sutton and her husband and 201 shares owned by Mrs. Sutton as custodian for her minor child.

(12) Includes an aggregate of 257, 275 shares subject to presently exercisable stock options or stock purchase warrants.

       There are no arrangements known to the Company, the operation of which may at a subsequent date, result in a change in control of the Company.

                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

       The Board of Directors consists of five (5) members, all of whom stand for re-election at the Annual Meeting. Proxies received will be voted FOR the election of the nominees named below, unless authority to do so is withheld.
In the event any nominee is unable or declines to serve as a director at the time of the meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or election. The affirmative vote of a plurality of all votes cast at the meeting by the holders of common stock is required for the election of the five nominees standing for election. All of the nominees have been directors of the Company since November 1990, with the exception of Messrs. Cole and Francis, who have served as directors since December 1994. Members of the Board of Directors are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

       The following persons have been nominated by management for election to the Board of Directors of the Company:

       J. RANDALL CARROLL, age 51, has served as Chairman of the Board, President and Chief Executive Officer of the Company and Mountain since November 1990 and June 1988, respectively. He relinquished the title of President of the Company upon the Company's acquisition of Charter Bank & Trust Co. ("Charter") on December 30, 1994. Mr. Carroll was involved in the organization of Mountain from June 1987 to August 1988, at which time Mountain opened for business. From August 1972 until February 1987, Mr. Carroll was employed in various management positions with National Bank of Georgia. Prior to leaving National Bank of Georgia, Mr. Carroll was Senior Vice President in charge of Branch Administration.

       MICHAEL J. COLES, age 53, is the co-founder of Great American Cookie Company, Inc., having served from 1977 until December 1996 as Chairman of the Board and Chief Executive Officer. He presently acts as Chairman Emeritus. He also serves on the Board of Directors of Cookies USA, Inc. Mr. Coles is also the general partner or owner of other businesses involved in real estate, photography and equipment leasing in the Atlanta, Georgia area. Mr. Coles serves as Vice Chairman of the Board of Directors of Charter.

       RONALD H. FRANCIS, age 53 has served as President, Chief Executive Officer and a Director of Charter since 1989. He became President and Chief Financial Officer of the Company upon the Company's acquisition of Charter on December 30, 1994. Prior to joining Charter, Mr. Francis served as Vice Chairman and President of the Chattahoochee Bank and as President of Chattahoochee Bancorp. Inc.

       PATRICK H. HICKOK, age 48, was owner, President and Chief Executive Officer of Hickok's Sporting Goods from 1980 to June 1989. Since 1989, Mr. Hickok has served as Vice President of Hickok's Team Sports in Doraville, Georgia, a division of Dillard's Sports & Marine, and as President of Atlanta Embroidery and Twill.

       WALTER J. MCCLOUD, II, age 58, been in the real estate and construction business since 1971. He has been President and owner of Grove, Inc., a real estate development company since 1992. Since

1980, he has been President and owner of Royal Oak Properties, Inc., a real estate investment and construction company. He continues to serve as President of Lynburn Enterprises, Inc., although that company has limited activities.

       There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

COMMITTEES OF THE BOARD AND MEETINGS

       The Company's Board of Directors presently has the following standing committees:

       (A) The Audit Committee, currently comprised of Messrs. Coles, Hickok and McCloud. The Audit Committee, which held one meeting in 1996, is authorized to review and make recommendations to the Board of Directors with respect to the Company's audit procedures and independent auditor's report to management and to recommend to the Board of Directors the appointment of independent auditors for the Company, to review with the independent auditors the scope and results of audits, to monitor the Company's financial policies and control procedures, to monitor the non-audit services provided by the Company's auditors and to review all potential conflicts of interest.

       (B) The Compensation Committee, currently comprised of Messrs. Coles, Hickok and McCloud. The Compensation Committee, which held one meeting in 1996, is authorized to review and make recommendations to the Board of Directors with respect to establishing salaries, bonuses and other compensation for the officers of the Company and its subsidiaries.

       (C) The Stock Option Committee, currently comprised of Messrs. Coles, Hickok and McCloud (none of whom is eligible to participate in the Company's stock option plans). The Stock Option Committee, which held one meeting in 1996, is responsible for administering the Company's 1991 Incentive Stock Option Plan.

       The Company does not have a Directors Nominating Committee, that function being reserved to the entire Board of Directors.

       During 1996, the Board of Directors held a total of 12 meetings. Each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by the committees on which he served during the term of his service.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except that one report covering one transaction was inadvertently filed late by each of Messrs. Carroll and Hickok.

                             EXECUTIVE COMPENSATION


       The following table provides certain summary information concerning compensation paid or accrued by either the Company or one of the Company's banking subsidiaries to or on behalf of the Company's Chief Executive Officer and the four other highest paid officers during 1996.

                          SUMMARY COMPENSATION TABLE


                                                                Annual                        Long Term
                                                              Compensation               Compensation Awards
                                                              ------------              ---------------------
               Name and                                                                 Securities Underlying
         Principal Position               Year            Salary           Bonus               Options
         ------------------               ----            ------           -----        ---------------------
         J. Randall Carroll               1996           $161,000         $50,000              10,000
           Chairman and                   1995            159,667          40,000              10,000
           Chief Executive                1994            159,000          33,000              20,000
           Officer (1)

         Ronald H. Francis                1996           $158,400         $45,000               9,500
           President and                  1995            148,800          40,000               7,500
           Chief Financial                1994            123,200          37,899                --
           Officer (2)

         William L. Kane                  1996           $101,000         $40,000               2,000
           Executive Vice                 1995            101,000          30,000               2,000
           President (Mountain            1994            101,000          25,000               1,000
           National Bank)

         Ronald E. King                   1996            $87,450         $17,000               1,500
           Executive Vice                 1995             54,125           8,500               1,000
           President (Charter
           Bank & Trust Co.) (3)

         Frances S. Sutton                1996            $83,300         $23,000               1,500
           Executive Vice                 1995             79,750          22,000               2,500
           President (Charter             1994             70,681           5,500               1,000
           Bank & Trust Co.)

-------------------------

(1) Effective upon the Company's acquisition of Charter (December 30, 1994), Mr. Carroll relinquished the title of President of the Company, although he remains Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board, President and Chief Executive Officer of Mountain.

(2) Mr. Francis became President of the Company upon the Company's acquisition of Charter (December 30, 1994). Amount shown for 1994 reflects compensation earned by Mr. Francis solely as President and Chief Executive Officer of Charter.

(3)    Mr. King joined Charter as Executive Vice President in May 1995.

EMPLOYMENT AGREEMENTS

       On September 1, 1995, the Company and Mountain National Bank entered into an Employment Agreement with J. Randall Carroll, pursuant to which Mr. Carroll serves as Chairman of the Board and Chief Executive Officer of the Company and as Chairman of the Board, President and Chief Executive Officer of Mountain at an annual salary of $152,000. Adjustments to this annual minimum base salary may be made based upon such factors as the Board of Directors in its sole discretion deems appropriate given Mr. Carroll's performance of his duties and an annual cost of living increase commensurate with those given other key executive officers. Mr. Carroll is entitled to receive standard directors fees. In addition, Mr. Carroll is entitled to receive, at the sole discretion of the outside directors of the Company, an annual performance bonus in the form of cash or stock options or both. Finally, Mr. Carroll is also entitled to receive options to purchase up to an additional 15,000 shares of common stock at a price of $5.00 per share exercisable until August 2, 1998. Such additional options were authorized by a prior employment agreement with Mr. Carroll. The Employment Agreement also provides for Mr. Carroll to receive group health, hospitalization, disability and life insurance, club memberships, a monthly automobile allowance and use of a central station security system in his principal residence. The Employment Agreement has a term of three years, with an automatic three year renewal on each succeeding September 1, unless earlier terminated in accordance with the Agreement.

       Mr. Carroll's Employment Agreement contains a non-competition provision, which provides that during the term of the agreement, and, if Mr. Carroll voluntarily resigns or if his employment is terminated for "cause," then for a period of one year thereafter, Mr. Carroll will not, without the prior written consent of the Company and Mountain, serve as an executive officer of any bank, bank holding company or other financial institution in DeKalb or Gwinnett Counties in the State of Georgia. In addition, the agreement provides that following any voluntary resignation or termination, Mr. Carroll will not, without the prior written consent of the Company and Mountain (i) furnish anyone with the name of, or any list or lists of, customers of the Company or any subsidiary bank of the Company or utilize such list for information himself, (ii) furnish, use or divulge to anyone any information acquired by him from the Company or any subsidiary bank of the Company relating to the Company's or any of its subsidiaries' methods of doing business, (iii) contact directly or indirectly any customer of the Company or any subsidiary bank of the Company with whom he had contact during the term of his employment in regard to offering or providing banking services or related services, (iv) employ any employees of the Company or any subsidiary bank of the Company with whom he had contact during the term of his employment, or directly or indirectly cause such employee to leave the Company or any subsidiary bank of the Company to work for another, or (v) undertake a business opportunity that came to his attention through his employment which he had not previously offered in writing to the Company or Mountain and which the Company or Mountain had not rejected in writing.

       The Employment Agreement provides that the Company and Mountain may terminate Mr. Carroll for "cause," generally defined as such negligence or misconduct as shall constitute a breach of the Employment Agreement, the failure or refusal of Mr. Carroll to comply with provisions of the Employment Agreement, or his being charged with a crime involving moral turpitude.

       The Employment Agreement further provides that in the event of a "change in control" of the Company, Mr. Carroll will be entitled to terminate the Agreement and in such event will be entitled to receive a lump sum cash payment equal to 200% times the minimum annual base salary then in effect, as well as the immediate vesting of all stock options contemplated under a previous employment contract between Mr. Carroll and Mountain. For purposes of the Agreement, a "change in control" is defined as (i) any transaction, whether by merger, consolidation, asset sale or otherwise which results in the acquisition or beneficial ownership by any person or group of 50% or more of the outstanding shares of common stock of the Company, (ii) the sale of all or substantially all of the assets of the Company or (iii) the liquidation of the Company.

       On September 1, 1995, the Company and Charter Bank & Trust Co. entered into an Employment Agreement with Ronald H. Francis, pursuant to which Mr. Francis serves as President of the Company and as President and Chief Executive Officer of Charter at an annual salary of $150,000. In all other material respects, Mr. Francis' Employment Agreement is identical to that of Mr. Carroll (with the exception of the additional options to purchase 15,000 shares authorized for Mr. Carroll).

INCENTIVE STOCK OPTION PLAN

       On June 20, 1991, the Board of Directors of the Company adopted the 1991 Incentive Stock Option Plan (the "Plan"). Shareholders of the Company approved the Plan at the 1992 Annual Meeting of Shareholders. The Plan originally authorized options for up to 200,000 shares and provides for the grant of options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. The Plan was amended at the 1995 Annual Meeting of Shareholders to increase the number of shares authorized for issuance upon the exercise of options granted under the Plan to 350,000 shares. The option exercise price must be at least 100% of the fair market value of the stock on the date the option is granted (or 110% in the case of an option granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company), and the options are exercisable by the holder thereof prior to their expiration in accordance with the terms of his or her Stock Option Agreement and the Plan. Stock options granted pursuant to the Plan expire no later than ten years from the date on which such option is granted, except in the case of options granted to ten percent (10%) shareholders, which options expire no later than five (5) years from the date on which such option is granted. During the fiscal year ended December 31, 1996, options were granted under the Plan to 31 persons to purchase an aggregate of 24,000 shares of Common Stock of the Company, each at $11.75 per share. Of the 350,000 shares currently authorized for issuance under the Plan, options to purchase an aggregate of 112,850 are outstanding. During the fiscal year ended December 31, 1996, options to purchase 650 shares expired and, under the provisions of the Plan, such shares are again available for option grants.

       Prior to its acquisition by the Company on December 30, 1994, Charter maintained a stock option plan which reserved 150,000 shares of Charter common stock for issuance pursuant to non-qualified stock options. At the time of the acquisition, options to purchase 67,725 shares were outstanding and pursuant to the terms of the acquisition, became rights to purchase 109,037 shares of Merit common stock (calculated using the agreed upon exchange ratio of 1.61 Merit shares for each Charter share outstanding). Of such shares, options to purchase 98,894 shares remain outstanding.

       The following table presents information regarding fiscal 1996 grants of options to purchase shares of the Company's Common Stock to those individuals named in the Summary Compensation Table:

                          OPTION GRANTS IN FISCAL 1996

                                                                     INDIVIDUAL GRANTS
                                    ------------------------------------------------------------------------------
                                                                    % of
                                    Number of Securities        Total Options
                                         Underlying              Granted to           Exercise
                                          Options               Employees in           Price            Expiration
          Name                            Granted                Fiscal Year           ($/Sh)              Date
          ----                            -------                -----------           ------              ----
 J. Randall Carroll                       10,000 (1)                29.4                $5.00             8/2/98

 Ronald H. Francis                         9,500 (2)                27.9                11.75            12/31/06

 William L. Kane                           2,000 (2)                 5.9                11.75            12/31/06

 Ronald E. King                            1,200                     3.5                11.75            12/31/06

 Frances S. Sutton                         1,500 (2)                 4.4                11.75            12/31/06

__________________

(1) Options granted as a performance bonus and not pursuant to the Company's 1991 Incentive Stock Option Plan.
(2)    Options granted pursuant to the Company's 1991 Incentive Stock Option
       Plan.

       The following table presents information regarding the value of options outstanding at December 31, 1996 for those individuals listed in the Summary Compensation Table.

                         FISCAL YEAR END OPTION VALUES

                                   Number of Securities Underlying                   Value of Unexercised
                                       Unexercised Options at                        In-the Money Options
                                          Fiscal Year End                             at Fiscal Year End
              Name                   Exercisable/Unexercisable                     Exercisable/Unexercisable
              ----                   -------------------------                     -------------------------
 J. Randall Carroll                          100,000/-0-                                  $675,000/$0

 Ronald H. Francis                          38,895/9,500                                  $252,629/$0

 William L. Kane                            25,700/2,000                                  $161,509/$0

 Ronald E. King                              1,000/1,200                                   $1,500/$0

 Frances S. Sutton                          27,851/1,500                                  $197,159/$0


COMPENSATION OF DIRECTORS

       Directors of the Company received directors fees of $600 per month during fiscal 1996. For fiscal 1997, directors will receive directors fees of $700 per month.

                              CERTAIN TRANSACTIONS

       The Company's subsidiaries, Mountain National Bank and Charter Bank & Trust Co., have outstanding loans to certain of the Company's directors, their associates and members of the immediate families of the directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Banks and did not involve more than the normal risk of collectibility or present other unfavorable features.

                            INDEPENDENT ACCOUNTANTS

       Price Waterhouse LLP has served as independent accountants of the Company for the fiscal year ended December 31, 1996. The Board of Directors has appointed Price Waterhouse LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1997. Representatives of Price Waterhouse LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

            ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

       Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 1996 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Ms. Martha Sue Watkins, at the offices of the Company, 5100 LaVista Road, Tucker, Georgia 30085. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.

                             SHAREHOLDER PROPOSALS

       Any proposal to be presented at next year's annual meeting must be received at the principal executive offices of the Company not later than December 4, 1997, directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                 OTHER MATTERS

       The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                                  By Order of The Board of Directors



                                  J. Randall Carroll
                                  Chairman of the Board and Chief Executive
                                  Officer

Tucker, Georgia
April 3, 1997

                                                                        APPENDIX

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                           MERIT HOLDING CORPORATION

    The undersigned shareholder(s) of Merit Holding Corporation, a Georgia corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 3, 1997, and hereby appoints Roy L. Simmons, Jr. and Ruth B. McLarty and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of Merit Holding Corporation to be held on Thursday, May 8, 1997 at 10:00 a.m. Eastern Time, at The Ashford Club, 10th Floor, 400 Perimeter Center Terrace, N.E., Atlanta, Georgia 30346, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

    (1) To elect five (5) directors for a term of one year and until their successors are elected and qualified:

[]   FOR all nominees listed below    []   WITHHOLD authority to vote  []   ABSTAIN
     (except as indicated to the           for all nominees
     contrary below)

J. Randall Carroll; Michael J. Coles; Ronald H. Francis; Patrick H. Hickok; and
                             Walter J. McCloud, II

    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:

--------------------------------------------------------------------------------

    (2) In their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                               (Continued on other side)

                              (Continued from other side)

    PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY. This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted FOR the election of the named director nominee and as the proxies deem advisable on such other matters as may come before the meeting.

                                                  Dated:                  , 1997
                                                        ------------------

                                                  ------------------------------
                                                       Name of Shareholder

                                                  ------------------------------
                                                          No. of Shares

                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                            Signature
                                                  (This Proxy should be marked,
                                                  dated, and signed by the
                                                  shareholder(s) exactly as his
                                                  or her name appears hereon,
                                                  and returned promptly in the
                                                  enclosed envelope. Persons
                                                  signing in a fiduciary
                                                  capacity should so indicate.
                                                  If shares are held by joint
                                                  tenants or as community
                                                  property, both should sign.)